JOINT NEWS RELEASE
Independent Bank Corp. 288 Union Street Rockland, MA 02370	Central Bancorp, Inc. 399 Highland Avenue Somerville, Massachusetts 02144
Investor Contacts: Chris Oddleifson President and Chief Executive Officer (781) 982-6660 Denis K. Sheahan Chief Financial Officer (781) 982-6341	Investor and Media Contacts: William P. Morrissey President and Chief Operating Officer (617) 628-4000
Media Contact: Ralph Valente Senior Vice President (781) 982-6636 ralph.valente@rocklandtrust.com

INDEPENDENT BANK CORP. AND CENTRAL BANCORP, INC. REPORT
TWENTY-FOUR HOUR EXTENSION OF
MERGER CONSIDERATION ELECTION DEADLINE

Rockland, Massachusetts and Somerville, Massachusetts, October 31, 2012.  Independent Bank Corp. (NASDAQ: INDB) (“Independent”), parent of Rockland Trust Company, and Central Bancorp, Inc. (NASDAQ: CEBK) (“Central”), parent of Central Bank, jointly reported today that, due to the weather event impacting the Northeastern United States in recent days, Independent and Central have agreed to extend the deadline for Central shareholders to elect the form of merger consideration they wish to receive in connection with the proposed merger of Central with and into Independent (the “Merger”) for twenty-four hours until 5:00 p.m., Eastern Time on Friday, November 2, 2012 (the “Election Deadline”).

As previously announced, Central shareholders can elect, for each share of Central common stock held, either cash, Independent common stock, or a combination of cash and Independent common stock.  All elections will be subject to proration to the extent necessary to ensure that 60% of the outstanding shares of Central are exchanged for  Independent common stock and 40% of the outstanding shares of Central are exchanged for cash.  To make an election, Central shareholders must deliver to Computershare Trust Company, N.A., the exchange agent for the Merger, prior to the Election Deadline, a properly completed election form and related letter of transmittal, together with their Central stock certificates or confirmation of book-entry transfer, or a properly completed notice of guaranteed delivery.  Central shareholders should refer to the election materials and letter of transmittal that were mailed to Central shareholders on or about October 3, 2012 for additional information and detailed instructions regarding the merger consideration election and letter of transmittal procedure.

About Independent Bank Corp.

Independent, which has Rockland Trust Company as its wholly-owned commercial bank subsidiary, has approximately $5.2 billion in assets.  Rockland Trust offers a wide range of commercial banking products and services, retail banking products and services, business and consumer loans, insurance products and services, and investment management services.  To find out why Rockland Trust is the bank “Where Each Relationship Matters®”, visit www.RocklandTrust.com.

About Central Bancorp, Inc.

Central is the holding company for Central Bank, whose legal name is Central Co-Operative Bank and which was founded in 1915 as a Massachusetts chartered co-operative bank to provide savings deposits and originate mortgage loans.  Central Bank is a full-service community banking operation that provides a variety of deposit and lending services --- including savings and checking accounts for retail and business customers, mortgage loans for constructing, purchasing and refinancing residential and commercial properties, and loans for education, home improvement and other purposes.  Central Bank operates nine full-service offices in the Massachusetts communities of Somerville, Arlington, Burlington, Chestnut Hill, Malden, Medford, Melrose, and Woburn (two branches).

Forward Looking Statements:

Certain statements contained in this filing that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”), notwithstanding that such statements are not specifically identified.  In addition, certain statements may be contained in the respective future filings of Independent and of Central with the Securities Exchange Commission, in press releases and in oral and written statements made by or with the approval of Independent or Central that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to: (i) statements about the benefits of the merger, including future financial and operating results, cost savings, enhanced revenues and accretion to reported earnings that may be realized from the merger; (ii) statements of plans, objectives and expectations of management or the Boards of Directors; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “expects,” “intends,” “targeted,” “continue,” “remain,” “will,” “should,” “may” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to: (i) the risk that the businesses involved in the merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (ii) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (iii) revenues following the merger may be lower than expected; (iv) deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (v) the ability to obtain governmental approvals of the merger on the proposed terms and schedule; (vi)  local, regional, national and international economic conditions and the impact they may have on the parties to the merger and their customers; (vii) changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; (viii) prepayment speeds, loan originations and credit losses; (ix) sources of liquidity; (x) shares of common stock outstanding and common stock price volatility; (xi) fair value of and number of stock-based compensation awards to be issued in future periods; (xii) legislation affecting the financial services industry as a whole, and/or the parties and their subsidiaries individually or collectively; (xiii) regulatory supervision and oversight, including required capital levels; (xiv) increasing price and product/service competition by competitors, including new entrants; (xv) rapid technological developments and changes; (xvi) the parties’ ability to continue to introduce competitive new products and services on a timely, cost-effective basis; (xvii) the mix of products/services; (xiii) containing costs and expenses; (xix) governmental and public policy changes; (xx) protection and validity of intellectual property rights; (xxi) reliance on large customers; (xxii) technological, implementation and cost/financial risks in large, multi-year contracts; (xxiii) the outcome of pending and future litigation and governmental proceedings; (xxiv) continued availability of financing; (xxv) financial resources in the amounts, at the times and on the terms required to support the parties’ future businesses; and (xxvi) material differences in the actual financial results of merger and acquisition activities compared with  expectations, including the full realization of anticipated cost savings and revenue enhancements. Additional factors that could cause Independent’s results to differ materially from those described in the forward-looking statements can be found in Independent’s and Central’s respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters and attributable to the parties or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements referenced above. Forward-looking statements speak only as of the date on which such statements are made. The parties undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, or to reflect the occurrence of unanticipated events.

Additional Information:

In connection with the Merger, Independent has filed with the SEC a Registration Statement on Form S-4 that includes a Proxy Statement of Central and a Prospectus of Independent, as well as other relevant documents concerning the proposed transaction.  Shareholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the Merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You may obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Independent and Central at the SEC’s Internet site (http://www.sec.gov). You may also obtain these documents for Independent, free of charge, at www.RocklandTrust.com under the tab “Investor Relations” and then under the heading “SEC Filings.” Copies of the Proxy Statement/Prospectus and the SEC filings incorporated by reference in the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Investor Relations, Independent Bank Corp., 288 Union Street, Rockland, Massachusetts 02370, (781) 982-6858.